                                                                     EXHIBIT 1.1

                                                                  EXECUTION COPY

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.

                                  $200,000,000

                      4.75% SENIOR NOTES DUE MARCH 1, 2014

                       ----------------------------------

                             UNDERWRITING AGREEMENT

                          GENERAL TERMS AND CONDITIONS

                                                                   March 4, 2004

To the Underwriters named in
Schedule I to the applicable Pricing Agreement.

Ladies and Gentlemen:

         From time to time The Hartford Financial Services Group, Inc., a Delaware corporation (the "COMPANY"), proposes to enter into one or more Pricing Agreements in the form of Annex I hereto (each, a "PRICING AGREEMENT") which incorporates by reference these Underwriting Agreement General Terms and Conditions (this "UNDERWRITING AGREEMENT"), with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the "UNDERWRITERS" with respect to such Pricing Agreement and the securities specified therein) certain of its debt securities (the "SECURITIES") specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "DESIGNATED SECURITIES").

         The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the indenture (the "INDENTURE") identified in such Pricing Agreement.

         1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Securities, for whom the firms designated as representatives of the Underwriters of such Securities in the Pricing Agreement relating thereto will act as representatives (the "REPRESENTATIVES"). The term "REPRESENTATIVES" also refers to a single firm acting as sole representative of the Underwriters and to an Underwriter who acts without any firm being designated as its or their representatives. The Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Securities or as an obligation of the Underwriters to purchase any of the Securities. The obligation of the Company to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate principal amount of the Designated Securities, the initial public offering price of such Designated Securities or the manner of determining such price, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters, the principal amount of such Designated Securities to be purchased by each Underwriter and the commission, if any, payable to the Underwriters with respect thereto and shall set forth the date, time and manner of delivery of such Designated Securities, and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Indenture and the registration statement and prospectus with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under any Pricing Agreement shall be several and not joint.

         2. The Company represents and warrants to, and agrees with, each of the Underwriters that:

                  (a) A registration statement on Form S-3 (File No. 333-108067) in respect of the Designated Securities has been filed with the Securities and Exchange Commission (the "COMMISSION"); such registration statement and any post-effective amendment thereto, each in the form (excluding exhibits to such registration statement, but including all documents incorporated by reference in the prospectus contained in the registration statement) heretofore delivered or to be delivered to the Representatives, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "RULE 462(b) REGISTRATION STATEMENT"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "ACT"), which became effective upon filing, no other document with respect to such registration statement or document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, each in the form heretofore delivered to the Representatives); and no stop order suspending the effectiveness of such registration statement or the Rule 462(b) Registration Statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission; any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act is hereinafter called a "PRELIMINARY PROSPECTUS"; the various parts of such registration statement and the Rule 462(b) Registration Statement, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in such registration statements at the time such part of the registration statements became effective but excluding Form T- 1, each as amended at the time such parts of the registration statements became effective, are hereinafter collectively called the "REGISTRATION STATEMENT"; the final prospectus relating to the Designated Securities, in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing, being hereinafter called the "PROSPECTUS"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual or quarterly report of the Company filed pursuant to Sections 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement;

                  (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities;

                  (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "TRUST INDENTURE ACT"), and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date, the date of the applicable Pricing Agreement and any applicable Time of Delivery (as defined below) as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities;

                  (d) Except as described in or contemplated by the Registration Statement and the Prospectus, there has not been any material adverse change in, or any adverse development which materially affects, the business, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole from the dates as of which information is given in the Registration Statement and the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the consolidated capital stock (other than issuances of capital stock upon the exercise of options and stock appreciation rights, upon earn outs of performance shares, upon conversions of convertible securities and upon exercises of stock purchase contracts, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any material increase in the consolidated long-term debt of the Company and its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business affairs, management, financial position, and stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

                  (e) The Company and each subsidiary of the Company which meets the definition of a significant subsidiary as defined in Regulation S-X (collectively referred to herein as the "SIGNIFICANT SUBSIDIARIES" and individually as a "SIGNIFICANT SUBSIDIARY") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full corporate power and authority to own its properties and conduct its business; to the Company's knowledge, all of the issued shares of capital stock of each Significant Subsidiary are owned, directly or indirectly through wholly-owned subsidiaries, by the Company free and clear of all material liens, encumbrances, equities or claims;

                  (f) The Company's authorized share capital is as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

                  (g) The Designated Securities have been duly and validly authorized, and, when the Designated Securities are issued and delivered pursuant to the Pricing Agreement with respect to such Designated Securities against payment therefor, such Designated Securities will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture, which will be substantially in the form filed as an exhibit to the Registration Statement; the Indenture has been duly authorized and duly qualified under the Trust Indenture Act and, at the Time of Delivery for such Designated Securities (as defined in Section 4 hereof), the Indenture will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture conforms, and the Designated Securities will conform, to the descriptions thereof contained in the Prospectus as amended or supplemented with respect to such Designated Securities;

                  (h) The issue and sale of the Designated Securities and the compliance by the Company with all the provisions of the Securities, the Indenture, and any Pricing Agreement with respect to the Designated Securities and the consummation of the transactions therein contemplated have not conflicted with or resulted in a breach or violation of any of the terms or provisions of, or constituted a default under, and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, except for such breaches, conflicts, violations or defaults which would not have, individually or in the aggregate with such other breaches, conflicts, violations and defaults, a material adverse effect on the financial position, stockholders' equity or results of operations of the Company and its subsidiaries, considered as a whole, and which will not affect the validity, performance or consummation of the transactions contemplated by the Indenture or the Pricing Agreement with respect to the Designated Securities, and have not resulted and will not result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute, rule or regulation, or any order or decree of any court or regulatory authority or other governmental agency or body having jurisdiction over the Company or any of its properties; and no consent, approval, authorization, license, order, registration or qualification of or with any such court, regulatory authority or other governmental agency or body is required for the issue and sale of the Designated Securities or the consummation by the Company of the transactions contemplated by the Pricing Agreement or the Indenture with respect to the Designated Securities, except those which have been, or will have been prior to the Time of Delivery, obtained under the Act and the Exchange Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or state insurance securities laws in connection with the purchase and distribution of the Designated Securities by the Underwriters, and except for such consents, approvals, authorizations, licenses, orders, registrations or qualifications which the failure to make, obtain or comply with would not have, individually or in the aggregate with such other failures, a material adverse effect on the financial position, stockholders' equity or results of operations of the Company and its subsidiaries, considered as a whole, and which will not affect the validity, performance or consummation of the transactions contemplated by the Indenture or the Pricing Agreement with respect to the Designated Securities;

                  (i) Except as described in the Prospectus, there is no action, suit or proceeding pending, nor to the knowledge of the Company, is there any action, suit or proceeding threatened, which might reasonably be expected to result in a material adverse change in the financial condition, results of operations or business of the Company and its subsidiaries considered as a whole or which is required to be disclosed in the Registration Statement;

                  (j) This Underwriting Agreement and the Pricing Agreement with respect to the Designated Securities have been duly authorized, executed and delivered by the Company;

                  (k) The financial statements included in the Registration Statement and Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and, except as otherwise disclosed in the Prospectus as amended or supplemented, such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis; any schedules included in the Registration Statement present fairly the information required to be stated therein; and

                  (l) There are no contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required.

         3. Upon the execution of the Pricing Agreement applicable to the Designated Securities and authorization by the Representatives of the release of the Designated Securities, the several Underwriters propose to offer the Designated Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

         4. Designated Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of each such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company to the Representatives at least forty-eight hours in advance as specified in such Pricing Agreement, with respect to the Designated Securities, all in the manner and at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "TIME OF DELIVERY".

         5. The Company agrees with each of the Underwriters of the Designated
Securities:

                  (a) To prepare the Prospectus as amended or supplemented in relation to the applicable Designated Securities in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Securities, or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or

         Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Designated Securities and prior to the Time of Delivery for such Designated Securities which shall be disapproved by the Representatives for such Designated Securities promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Designated Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Designated Securities, of the suspension of the qualification of such Designated Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Designated Securities or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;

                  (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Designated Securities for offering and sale under the insurance and securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Designated Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction; and provided further that the Company shall not be required to qualify the Designated Securities in any jurisdiction if such qualification would result in any obligation on the part of the Company to make filings with any governmental entity in such jurisdiction after the completion of the offering;

                  (c) Prior to 12:00 p.m., New York City time, on the business day next succeeding the date of the Pricing Agreement applicable to the Designated Securities and from time to time, to furnish the Underwriters with copies of the Prospectus as amended or supplemented in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Designated Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

                  (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

                  (e) During the period beginning from the date of the Pricing Agreement for the Designated Securities and continuing to and including the date 90 days after the date of the Prospectus Supplement, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company which are substantially similar to the Designated Securities, without the prior written consent of the Representatives; and

                  (f) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and the Company shall either
         (a) by the time of filing pay to the Commission the filing fee for the Rule 462(b) Registration Statement or (b) at the time of filing submit with the 462(b) Registration Statement the certification required under Rule 111(b) under the Act.

         6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Designated Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, any Pricing Agreement, any Indenture, any Blue Sky or similar investment surveys or memoranda, closing documents (including compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Designated Securities; (iii) all expenses in connection with the qualification of the Designated Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey(s); (iv) the cost of preparing certificates for the Designated Securities; (v) the fees charged by securities rating services for rating the Securities; (vi) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Designated Securities; (vii) the fees and expenses of any Trustee and any agent of any Trustee and the fees and disbursements of any counsel for any Trustee in connection with any Indenture and the Designated Securities; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Designated Securities by them, and any advertising expenses connected with any offers they may make.

         7. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement applicable to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of the Time of Delivery for such Designated Securities, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

                  (a) The Prospectus as amended or supplemented in relation to the applicable Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; the Rule 462(b) Registration

         Statement, if any, shall have become effective by 10:00 p.m., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with;

                  (b) Davis Polk & Wardwell, counsel for the Underwriters, shall have furnished to the Representatives such opinion or opinions, dated the Time of Delivery for such Designated Securities, with respect to the Pricing Agreement applicable to the Designated Securities, the validity of the Designated Securities being delivered at such Time of Delivery, the Indenture, the Registration Statement, the Prospectus and such other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                  (c) Debevoise & Plimpton LLP, counsel for the Company, shall have furnished to the Company (with a statement authorizing you to rely thereon) their written opinion dated the Time of Delivery for such Designated Securities, in form and substance satisfactory to you, to the effect that:

                           (i) The Designated Securities have been duly
                  authorized, and when executed by the Company and authenticated by the Trustee in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement and the Pricing Agreement, will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture; and the Designated Securities and the Indenture conform to the descriptions thereof in the Prospectus as amended or supplemented;

                           (ii) The Indenture has been duly authorized, executed
                  and delivered by the Company and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, except as the enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and (b) general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or law); and the Indenture has been duly qualified under the Trust Indenture Act; and

                           (iii) The discussion under the caption "United States
                  Federal Income Tax Consequences" in the Prospectus Supplement constitutes, in all material respects, a fair and accurate summary of the United States federal income tax consequences of the purchase, ownership and disposition of the Designated Securities.

                  (d) Neal S. Wolin, Esq. Executive Vice President and General Counsel to The Company, shall have furnished to you his written opinion, dated the Time of Delivery for such Designated Securities, in form and substance satisfactory to you, to the effect that:

                           (i) The Company is validly existing as a corporation
                  in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate or other) to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

                           (ii) The Company's authorized share capital is as set
                  forth in the Prospectus as amended or supplemented and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

                           (iii) Except as described in the Prospectus, as
                  amended or supplemented on or prior to the date of the Pricing Agreement relating to the Designated Securities, there is no action, suit or proceeding pending, nor to such counsel's best knowledge is there any action, suit or proceeding threatened, which might reasonably be expected to result in a material adverse change in the financial condition, results of operations or business of the Company and its subsidiaries, considered as a whole, or which is required to be disclosed in the Registration Statement;

                           (iv) The Underwriting Agreement and the Pricing
                  Agreement with respect to the Designated Securities have been duly authorized, executed and delivered by the Company;

                           (v) The issue and sale of the Designated Securities
                  and the compliance by the Company with the Pricing Agreement with respect to the Designated Securities and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such actions result in any violation of the provisions of the Amended and Restated Certificate of Incorporation or Amended By-Laws of the Company or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its properties;

                           (vi) No consent, approval, authorization, order,
                  registration or qualification of or with any such court or governmental agency or body is required for the issue or sale of the Designated Securities or the consummation by the Company of the transactions contemplated by the Pricing Agreement or the Indenture, except such as have been obtained under the Act and the Trust Indenture Act and any such consent, approval, authorization, order, registration or qualification as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters;

                           (vii) Based upon specified participation of such
                  counsel in connection with the preparation of the Registration Statement and the Prospectus, (a) such counsel has no reason to believe that (i) as of the date of the Pricing Agreement, the Registration Statement (other than the financial statements and related schedules and other financial data therein, as to which such counsel need express no belief) contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or
                  (ii) as of its date and as of the Time of Delivery, the Prospectus (other than the financial statements and related schedules and other financial data therein, as to which such counsel need express no belief) contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (b) the Registration Statement, at the time it became effective, the Prospectus, as of its date, and each of documents incorporated by reference into the Prospectus, as of the date it was filed with the Commission (in each case, other than the financial statements and related schedules and other financial data therein, as to which such counsel need express no belief), appeared on their face to be appropriately responsive in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and (c) such counsel does not know of any amendment to the

                  Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required; it being understood that such counsel may state that he has not independently verified factual statements in the Prospectus (or any such amendment or supplement);

                  In rendering such opinion, such counsel may state that he expresses no opinion as to the laws of any jurisdiction outside the United States and in respect of matters of fact such counsel may rely upon certificates of officers of the Company and its subsidiaries; provided that such counsel shall state he believes that both you and he are justified in relying upon such opinions and certificates and copies of such opinions and certificates are made available to you;

                  (e) On the date of the Pricing Agreement for the Designated Securities at a time prior to the execution of the Pricing Agreement with respect to such Designated Securities and at each Time of Delivery for such Designated Securities, Deloitte and Touche LLP, the independent accountants of the Company, shall have furnished to the Representatives a letter, dated the date of the Pricing Agreement and a letter dated such Time of Delivery, respectively, as to such matters ordinarily included in accountants' "comfort letters" to underwriters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives;

                  (f) (i) Except as described in or contemplated by the Registration Statement and the Prospectus, as amended or supplemented on or prior to the date of the Pricing Agreement relating to the Designated Securities, there has not been any material adverse change in, or any adverse development which materially affects, the business, properties, financial condition or results of operations of the Company and its subsidiaries, considered as a whole, from the dates as of which information is given in the Registration Statement and the Prospectus as amended or supplemented on or prior to the date of the Pricing Agreement relating to the Designated Securities; and (ii) except as contemplated in the Prospectus, as amended or supplemented on or prior to the date of the Pricing Agreement relating to the Designated Securities, since the respective dates as of which information is given in the Prospectus as amended or supplemented on or prior to the date of the Pricing Agreement relating to the Designated Securities there shall not have been any change in the capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the business affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries considered as a whole, otherwise than as set forth or contemplated in the Prospectus as amended on or prior to the date of the Pricing Agreement relating to the Designated Securities, the effect of which, in any such case described in clause (i) or (ii), is in the reasonable judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Designated Securities;

                  (g) On or after the date of the Pricing Agreement relating to the Designated Securities (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities the effect of which, in any case described in clause (i) or (ii), is in your reasonable judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus, as amended or supplemented relating to the Designated Securities;

                  (h) On or after the date of the Pricing Agreement relating to the Designated Securities there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange (the "EXCHANGE");
         (ii) a material suspension or limitation in trading in the Company's securities on the Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; or
         (iv) a material adverse change in the financial markets, the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or other calamity or crisis; if the effect of any such event specified in this clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented relating to the Designated Securities; and

                  (i) The Company shall have furnished or caused to be furnished to the Representatives at each Time of Delivery for the Designated Securities a certificate or certificates of officers of the Company satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (f) of this Section and as to such other matters as the Representatives may reasonably request.

         8. (a) The Company will indemnify and hold harmless each Underwriter, its partners, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus, or any amendments or supplement thereto, or any related preliminary prospectus or preliminary prospectus supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such losses, claims, damages, liabilities or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives, if any, specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Schedule II.

                  (b) Each Underwriter of Designated Securities will severally and not jointly indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus or any amendment or supplement thereto, or any related preliminary prospectus or preliminary prospectus supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives, if any, specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Schedule II.

                  (c) Promptly after receipt by an indemnified party under this section of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In the case of parties indemnified pursuant to Section 8(a) above, counsel to the indemnified parties shall be selected by the Representatives. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 8 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

                  (d) If the indemnification provided for in this Section is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Designated Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportions as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements of omissions which resulted in such losses, claims, damages or liabilities as well as any relevant equitable considerations. The relative benefits received by the Company on one hand and the Underwriters on the other hand shall be deemed to be in the same proportions as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

         No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

                  (e) The obligations of the Company under this Section shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Underwriters and to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director and officer of the Company and to each person, if any, who controls the Company within the meaning of the Act.

         9. (a) If any Underwriter shall default in its obligation to purchase the Designated Securities which it has agreed to purchase under the Pricing Agreement relating to such Designated Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Designated Securities, as the case may be, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties reasonably satisfactory to the Representatives to purchase such Designated Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Designated Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Designated Securities, the Representatives or the Company shall have the right to postpone a Time of Delivery for such Designated Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "UNDERWRITER" as used in the Pricing Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

                  (b) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of such Designated Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Designated Securities to be purchased at the respective Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Designated Securities which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Designated Securities which such Underwriter agreed to purchase under such Pricing Agreement) of the Designated Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                  (c) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of Designated Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Designated Securities as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Designated Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Securities shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth or incorporated by reference in the Pricing Agreement with respect to the Designated Securities or made by or on behalf of them, respectively, pursuant to such Pricing Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Designated Securities.

         11. If any Pricing Agreement shall be terminated due to the failure of Davis Polk & Wardwell to deliver its opinion to the Representatives pursuant to
Section 7(b) or pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter with respect to the Designated Securities governed by such Pricing Agreement except as provided in Sections 6 and 8 hereof; but, if for any other reason Designated Securities are not delivered by or on behalf of the Company as provided herein (other than in respect of a breach of the Pricing Agreement by any Underwriter of Designated Securities covered by such Pricing Agreement), the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Company shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Sections 6 and 8 hereof.

         12. In all dealings under the Pricing Agreement applicable to the Designated Securities, the Representatives of the Underwriters of the Designated Securities shall act on behalf of each of such Underwriters, and the parties thereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any such Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in such Pricing Agreement.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement with respect to the Designated Securities; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement: Attention:
General Counsel; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         13. This Agreement and each Pricing Agreement with respect to the Designated Securities shall be binding upon, and inure solely to the benefit of, the Underwriters and the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of such Pricing Agreement. No purchaser of any of the Designated Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         14. Time shall be of the essence of each Pricing Agreement. As used herein, "BUSINESS DAY" shall mean any day other than a Saturday or Sunday or a day on which banks in the City of New York are authorized or required to close.

         15. These Underwriting Agreement General Terms and Conditions and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         16. The Agreement and each Pricing Agreement may be executed by any one or more of the parties thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof.

                                                Very truly yours,

                                                THE HARTFORD FINANCIAL
                                                 SERVICES GROUP, INC.

                                                By: /s/ John N. Giamalis
                                                    ----------------------------
                                                    Name: John N. Giamalis
                                                    Title: Senior Vice President
                                                           and Treasurer

Accepted as of the date hereof:

BANC OF AMERICA SECURITIES LLC
BANC ONE CAPITAL MARKETS, INC.

As Representatives of the Underwriters listed in
Schedule I to the Pricing Agreement

BANC OF AMERICA SECURITIES LLC

By: /s/ Peter J. Carbone
    -------------------------------------------
    Name: Peter J. Carbone
    Title: Vice President

BANC ONE CAPITAL MARKETS, INC.

By: /s/ Robert Nordlinger
    -------------------------------------------
    Name: Robert Nordlinger
    Title: Managing Director

                                                                         ANNEX I

                                PRICING AGREEMENT

To the Underwriters named
in Schedule I hereto

                                                                   March 4, 2004

Ladies and Gentlemen:

         The Hartford Financial Services Group, Inc., a Delaware corporation (the "COMPANY"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement General Terms and Conditions, dated March 4, 2004, attached hereto, to issue and sell to the Underwriters named in Schedule I hereto (the "UNDERWRITERS") the Securities specified in Schedule II hereto (the "DESIGNATED SECURITIES"). Each of the provisions of the Underwriting Agreement General Terms and Conditions is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement General Terms and Conditions so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement General Terms and Conditions are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 12 of the Underwriting Agreement General Terms and Conditions and the addresses of the Representatives referred to in such Section 12 are set forth at the end of
Schedule II hereto.

         An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

         Each Underwriter, severally and not jointly, represents and agrees that:

i. it has not offered or sold and, prior to the expiry of a period of six months from the closing date, will not offer or sell any Designated Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995;

ii. it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000 ("FSMA")) received by it in connection with the issue or sale of any Designated Securities in circumstances in which section 21(1) of the FSMA does not apply to the Company;

iii. it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Designated Securities in, from or otherwise involving the United Kingdom.

iv. it has not, offered, sold, transferred or delivered the Designated Securities in or from The Netherlands, as part of their initial distribution or as part of any re-offering, and has not distributed or circulated in The Netherlands the Prospectus nor any other document in respect of the offering of the Designated Securities, other than to persons who trade or invest in securities in the conduct of a profession or business (which include banks, stockbrokers, insurance companies, investment undertakings, pension funds, other institutional investors and finance companies and treasury departments of large enterprises) or in circumstances where one of the exceptions to or exemptions from the prohibition contained in article 3(1) of the Securities Transactions Supervision Act 1995 ("Wet toezicht effectenverkeer 1995") applies.

v. it has not offered or sold, and it will not offer or sell, directly or indirectly, any of the Designated Securities in Japan or to, or for the account or benefit of, any resident of Japan or to, or for the account or benefit, of any resident for reoffering or resale, directly or indirectly, in Japan or to, or for the account or benefit of, any resident of Japan except (i) pursuant to an exemption from the registration requirements of, or otherwise in compliance with, the Securities and Exchange Law of Japan and (ii) in compliance with the other relevant laws and regulations of Japan.

vi. it has not offered or sold the Designated Securities in Hong Kong by means of any document other than to persons whose ordinary business is to buy or sell shares or debentures, whether as principal or agent, or in circumstances which do not constitute an offer to the public within the meaning of the Companies Ordinance (Cap. 32) of Hong Kong, and it has not issued any advertisement, invitation or document relating to the Designated Securities, whether in Hong Kong or elsewhere, which is directed at, or the contents of which are likely to be accessed or read by, the public in Hong Kong (except if permitted to do so under the securities laws of Hong Kong) other than with respect to Designated Securities which are or are intended to be disposed of only to persons outside Hong Kong or only to "professional investors" within the meaning of the

         Securities and Futures Ordinance (Cap. 571) of Hong Kong and any rules made thereunder.

vii. it will not circulate or distribute the Prospectus and any other document or material in connection with the offer or sale, or invitation or subscription or purchase, of the Designated Securities, and it will not offer or sell the Designated Securities, or make the Designated Securities the subject of an invitation for subscription or purchase, whether directly or indirectly, to the public or any member of the public in Singapore other than to an institutional investor or other person specified in Section 274 of the Securities and Futures Act, chapter 289 of Singapore (the "Securities and Futures Act "), (b) to a sophisticated investor, and in accordance with the conditions specified, in Section 275 of the Securities and Futures Act or (c) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the Securities and Futures Act

         Subject to the terms and conditions set forth herein and in the Underwriting Agreement General Terms and Conditions incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to such Underwriter set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

         If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof, and upon acceptance hereof by you, on behalf of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement General Terms and Conditions incorporated herein by reference, shall constitute a binding agreement between each Underwriter, on the one hand, and the Company, on the other.

                                                Very truly yours,

                                                THE HARTFORD FINANCIAL SERVICES
                                                 GROUP, INC.

                                                By: /s/ John N. Giamalis
                                                    ----------------------------
                                                    Name: John N. Giamalis
                                                    Title: Senior Vice President
                                                           and Treasurer

Accepted as of the date hereof:

BANC OF AMERICA SECURITIES LLC
BANC ONE CAPITAL MARKETS, INC.

As Representatives of the Underwriters listed in
Schedule I to the Pricing Agreement

BANC OF AMERICA SECURITIES LLC

By: /s/ Peter J. Carbone
    -------------------------------------------
    Name: Peter J. Carbone
    Title: Vice President

BANC ONE CAPITAL MARKETS, INC.

By: /s/ Robert Nordlinger
    -------------------------------------------
    Name: Robert Nordlinger
    Title: Managing Director

                                   SCHEDULE I

                                                                Principal Amount
                                                                   of Designated
                                                                Securities to Be
                       Underwriter                                 Purchased
                       -----------                                 ---------
Banc of America Securities LLC                                    $88,000,000
Bank One Capital Markets, Inc.                                     88,000,000
BB&T Capital Markets, a division of Scott and
 Stringfellow, Inc.                                                24,000,000
                                                                 ------------
Total...........................................                 $200,000,000
                                                                 ============

                                   SCHEDULE II

TITLE OF DESIGNATED SECURITIES:

         4.75% Senior Notes due March 1, 2014

AGGREGATE PRINCIPAL AMOUNT:

         $200,000,000

INITIAL OFFERING PRICE BY UNDERWRITER:

         99.311% of the principal amount of the Designated Securities, plus accrued interest, if any, from March 9, 2004.

PURCHASE PRICE BY UNDERWRITER:

         98.661% of the principal amount of the Designated Securities, plus accrued interest, if any, from March 9, 2004.

FORM OF DESIGNATED SECURITIES:

         Book-entry only form represented by one or more global securities deposited with The Depository Trust Company ("DTC") or its designated custodian, to be made available for checking by the Representatives at least twenty-four hours prior to the Time of Delivery at the office of DTC.

SPECIFIED FUNDS FOR PAYMENT OF PURCHASE PRICE:

         Federal (same day) funds

TIME OF DELIVERY:

         10:00 a.m. (New York City time) on March 9, 2004, or at such other time and date as the Representatives and the Company may agree upon in writing.

INDENTURE:

         Indenture to be dated March 9, 2004 between the Company and JP Morgan Chase, as Trustee (the "TRUSTEE").

MATURITY:

         March 1, 2014

INTEREST RATE:

         4.75%

INTEREST PAYMENT DATES:

         Semi-annually in arrears on March 1 and September 1, commencing September 1, 2004.

REDEMPTION PROVISIONS:

         The Designated Securities may be redeemed in whole or in part at any time and from time to time at a price to be determined as set forth in the Prospectus under the caption "Description of the Notes - Optional Redemption".

DEFEASANCE

         As set forth in the Prospectus under the caption "Description of the Debt Securities - Defeasance".

CLOSING LOCATION:

         Debevoise & Plimpton LLP, 919 Third Avenue, New York, New York 10022, or at such other place as the Representatives and the Company may agree upon in writing.

NAMES AND ADDRESSES OF REPRESENTATIVES:

Banc of America Securities LLC
9 West 57th Street
New York, New York 10019

Banc One Capital Markets, Inc.
1 Bank One Plaza
Chicago, IL  60670

INFORMATION PROVIDED BY THE UNDERWRITER:

         The Underwriters have furnished to the Company for use in the Prospectus Supplement:

         (a) The names of the Underwriters in the table of Underwriters under the caption "Underwriting" in the Prospectus Supplement;

         (b) The second paragraph of text following the table under the caption "Underwriting" in the Prospectus Supplement;

         (c) The third sentence of the fifth paragraph of text following the table under the caption "Underwriting" in the Prospectus Supplement; and

         (d) The sixth paragraph of text following the table under the caption "Underwriting" in the Prospectus Supplement.